Exhibit 99.1

For Immediate Release

Contact:	Ken Bond Oracle Investor Relations 1.408.409.4450 ken.bond@oracle.com	Deborah Hellinger Oracle Corporate Communications 1.212.508.7935 deborah.hellinger@oracle.com

ORACLE REPORTS Q2 GAAP EPS UP 27% TO 37 CENTS; NON-GAAP EPS UP 33% TO 51 CENTS

Software New License Sales Up 21%, Total Revenues Up 47%

REDWOOD SHORES, Calif., December 16, 2010 — Oracle Corporation (NASDAQ: ORCL) today announced both fiscal 2011 Q2 GAAP and non-GAAP total revenues were up 47% to $8.6 billion. Both GAAP and non-GAAP new software license revenues were up 21% to $2.0 billion. GAAP software license updates and product support revenues were up 12% to $3.6 billion, while non-GAAP software license updates and product support revenues were up 12% to $3.7 billion. Both GAAP and non-GAAP hardware systems products revenues were $1.1 billion. GAAP operating income was up 27% to $2.8 billion, and GAAP operating margin was 32%. Non-GAAP operating income was up 33% to $3.8 billion, and non-GAAP operating margin was 44%. GAAP net income was up 28% to $1.9 billion, while non-GAAP net income was up 34% to $2.6 billion. GAAP earnings per share were $0.37, up 27% compared to last year while non-GAAP earnings per share were up 33% to $0.51. GAAP operating cash flow on a trailing twelve-month basis was $9.1 billion.

“Strong revenue performance plus disciplined business management enabled a 33% increase in non-GAAP earnings per share to $0.51,” said Oracle President, Safra Catz. “Our new license growth of 21% demonstrates the strength of the company-specific momentum we are seeing. And our Sun business continues to improve with hardware gross margins increasing to 53%.”

“Since joining Oracle I’ve met with and visited many customers that have expressed a high level of enthusiasm around our strategy of engineering hardware and software that works together,” said Oracle President, Mark Hurd. “That enthusiasm translates into an Exadata pipeline that has now grown to nearly $2 billion. That number is a good leading indicator that customers are planning to increase their investment in Oracle technology.”

“Sun’s new SPARC Supercluster computer shattered the world record for database transaction processing performance by running 3 times faster than IBM’s fastest computer, and a stunning 7.5 times faster than HP’s best ever database performance,” said Oracle CEO, Larry Ellison. “Our new generation of Exadata, Exalogic and SPARC Supercluster computers deliver much better performance and much lower cost than the fastest machines from IBM and HP.”

In addition, Oracle’s Board of Directors declared a cash dividend of $0.05 per share of outstanding common stock to be paid to stockholders of record as of the close of business on January 19, 2011, with a payment date of February 9, 2011. Future declarations of quarterly dividends and the establishment of future record and payment dates are subject to the final determination of Oracle’s Board of Directors.

Q2 Earnings Conference Call and Webcast

Oracle will hold a conference call and webcast today to discuss these results at 2:00 p.m. Pacific. You may listen to the call by dialing (800) 214-0745 or (913) 643-0950, Passcode: 538205. To access the live webcast of this event, please visit the Oracle Investor Relations website at http://www.oracle.com/investor.

About Oracle

Oracle (NASDAQ: ORCL) is the world’s most complete, open, and integrated business software and hardware systems company. For more information about Oracle, please visit http://www.oracle.com or contact Investor Relations at investor_us@oracle.com or (650) 506-4073.

# # #

Trademarks

Oracle and Java are registered trademarks of Oracle and/or its affiliates. Other names may be trademarks of their respective owners.

“Safe Harbor” Statement: Statements in this press release relating to Oracle’s or its Board of Directors’ future plans, expectations, beliefs, intentions and prospects, including statements regarding the Exadata pipeline and customers’ plans to increase their investments in Oracle technology, are “forward-looking statements” and are subject to material risks and uncertainties. Many factors could affect our current expectations and our actual results, and could cause actual results to differ materially. We presently consider the following to be among the important factors that could cause actual results to differ materially from expectations: (1) Economic, political and market conditions, including the recent recession and global economic crisis, can adversely affect our business, results of operations and financial condition, including our revenue growth and profitability, which in turn could adversely affect our stock price. (2) We may fail to achieve our financial forecasts due to such factors as delays or size reductions in transactions, fewer large transactions in a particular quarter, unanticipated fluctuations in currency exchange rates, delays in delivery of new products or releases or a decline in our renewal rates for software license updates and product support. (3) Our entrance into the hardware systems business may not be successful, and we may fail to achieve our financial forecasts with respect to this new business. (4) We have an active acquisition program and our acquisitions, including our acquisition of Sun Microsystems, may not be successful, may involve unanticipated costs or other integration issues or may disrupt our existing operations. (5) Our international sales and operations subject us to additional risks that can adversely affect our operating results, including risks relating to foreign currency gains and losses and risks relating to compliance with international and U.S. laws that apply to our international operations. (6) Intense competitive forces demand rapid technological advances and frequent new product introductions and could require us to reduce prices or cause us to lose customers. (7) If we are unable to develop new or sufficiently differentiated products and services, or to enhance and improve our products and support services in a timely manner or to position and/or price our products and services to meet market demand, customers may not buy new software licenses or hardware systems products or purchase or renew support contracts. A detailed discussion of these factors and other risks that affect our business is contained in our SEC filings, including our most recent reports on Form 10-K and Form 10-Q, particularly under the heading “Risk Factors.” Copies of these filings are available online from the SEC or by contacting Oracle Corporation’s Investor Relations Department at (650) 506-4073 or by clicking on SEC Filings on Oracle’s Investor Relations website at http://www.oracle.com/investor. All information set forth in this press release is current as of December 16, 2010. Oracle undertakes no duty to update any statement in light of new information or future events.

ORACLE CORPORATION

Q2 FISCAL 2011 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Three Months Ended November 30,				% Increase	% Increase (Decrease)
	2010	% of Revenues	2009	% of Revenues	(Decrease) in US $	in Constant Currency (1)
REVENUES
New software licenses	$1,999	23%	$1,653	28%	21%	23%
Software license updates and product support	3,645	43%	3,247	56%	12%	13%

Software Revenues	5,644	66%	4,900	84%	15%	17%

Hardware systems products	1,112	13%	—	0%	*	*
Hardware systems support	641	7%	—	0%	*	*

Hardware Systems Revenues	1,753	20%	—	0%	*	*

Services	1,185	14%	958	16%	24%	25%

Total Revenues	8,582	100%	5,858	100%	47%	48%

OPERATING EXPENSES
Sales and marketing	1,530	18%	1,133	19%	35%	36%
Software license updates and product support	307	4%	264	5%	16%	17%
Hardware systems products	525	6%	—	0%	*	*
Hardware systems support	356	4%	—	0%	*	*
Services	969	11%	832	14%	16%	18%
Research and development	1,119	13%	708	12%	58%	58%
General and administrative (2)	156	2%	183	3%	(15%)	(17%)
Amortization of intangible assets	614	7%	436	8%	41%	41%
Acquisition related and other	47	1%	10	0%	349%	284%
Restructuring	189	2%	114	2%	66%	87%

Total Operating Expenses	5,812	68%	3,680	63%	58%	59%

OPERATING INCOME	2,770	32%	2,178	37%	27%	28%
Interest expense	(214)	(2%)	(188)	(3%)	14%	14%
Non-operating income, net	90	1%	33	1%	177%	178%

INCOME BEFORE PROVISION FOR INCOME TAXES	2,646	31%	2,023	35%	31%	32%

Provision for income taxes	776	9%	565	10%	37%	39%

NET INCOME	$1,870	22%	$1,458	25%	28%	30%

EARNINGS PER SHARE:
Basic	$0.37		$0.29
Diluted	$0.37		$0.29
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,044		5,010
Diluted	5,117		5,064
(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2010, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the three months ended November 30, 2010 compared with the corresponding prior year period decreased our revenues, operating expenses and operating income, each by 1 percentage point.

(2)	General and administrative expenses for the three months ended November 30, 2010 included a benefit of $120 million related to the recovery of legal costs.

*	Not meaningful

ORACLE CORPORATION

Q2 FISCAL 2011 FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Three Months Ended November 30,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2010 GAAP	Adj.	2010 Non-GAAP	2009 GAAP	Adj.	2009 Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP
TOTAL REVENUES (3) (4)	$8,582	$67	$8,649	$5,858	$14	$5,872	47%	47%	48%	49%
TOTAL SOFTWARE REVENUES (3)	$5,644	$22	$5,666	$4,900	$14	$4,914	15%	15%	17%	17%
New software licenses	1,999	—	1,999	1,653	—	1,653	21%	21%	23%	23%
Software license updates and product support (3)	3,645	22	3,667	3,247	14	3,261	12%	12%	13%	14%

TOTAL HARDWARE SYSTEMS REVENUES (4)	$1,753	$45	$1,798	$—	$—	$—	*	*	*	*
Hardware systems products	1,112	—	1,112	—	—	—	*	*	*	*
Hardware systems support (4)	641	45	686	—	—	—	*	*	*	*

TOTAL OPERATING EXPENSES	$5,812	$(969)	$4,843	$3,680	$(664)	$3,016	58%	61%	59%	62%
Stock-based compensation (5)	119	(119)	—	104	(104)	—	14%	*	14%	*
Amortization of intangible assets (6)	614	(614)	—	436	(436)	—	41%	*	41%	*
Acquisition related and other	47	(47)	—	10	(10)	—	349%	*	284%	*
Restructuring	189	(189)	—	114	(114)	—	66%	*	87%	*

OPERATING INCOME	$2,770	$1,036	$3,806	$2,178	$678	$2,856	27%	33%	28%	35%

OPERATING MARGIN %	32%		44%	37%		49%	(491) bp	(464) bp	(483) bp	(451) bp

INCOME TAX EFFECTS (7)	$776	$274	$1,050	$565	$175	$740	37%	42%	39%	44%

NET INCOME	$1,870	$762	$2,632	$1,458	$503	$1,961	28%	34%	30%	36%

DILUTED EARNINGS PER SHARE	$0.37		$0.51	$0.29		$0.39	27%	33%	28%	35%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,117	—	5,117	5,064	—	5,064	1%	1%	1%	1%
(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2010, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of November 30, 2010, approximately $25 million, $19 million and $7 million in estimated revenues related to assumed support software contracts will not be recognized for the remainder of fiscal 2011, fiscal 2012 and fiscal 2013, respectively, due to business combination accounting rules.

(4)	As of November 30, 2010, approximately $42 million, $35 million and $11 million in estimated revenues related to hardware systems support contracts will not be recognized for the remainder of fiscal 2011, fiscal 2012 and fiscal 2013, respectively, due to business combination accounting rules.

(5)	Stock-based compensation is included in the following GAAP operating expense categories:

	Three Months Ended November 30, 2010			Three Months Ended November 30, 2009
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP

Sales and marketing	$19	$(19)	$—	$20	$(20)	$ —
Software license updates and product support	3	(3)	—	4	(4)	—
Hardware systems products	1	(1)	—	—	—	—
Hardware systems support	1	(1)	—	—	—	—
Services	4	(4)	—	3	(3)	—
Research and development	55	(55)	—	44	(44)	—
General and administrative	36	(36)	—	33	(33)	—

Subtotal	119	(119)	—	104	(104)	—

Acquisition related and other	5	(5)	—	—	—	—

Total stock-based compensation	$124	$(124)	$—	$104	$(104)	$ —

(6)	Estimated future annual amortization expense related to intangible assets as of November 30, 2010 is as follows:

Remainder of Fiscal 2011	$ 1,175
Fiscal 2012	2,157
Fiscal 2013	1,788
Fiscal 2014	1,449
Fiscal 2015	1,065
Fiscal 2016	575
Thereafter	190

Total intangible assets subject to amortization	8,399
In-process research and development	127

Total intangible assets, net	$ 8,526

(7)	Income tax effects were calculated reflecting an effective GAAP tax rate of 29.3% and 27.9% in the second quarter of fiscal 2011 and 2010, respectively, and an effective non-GAAP tax rate of 28.5% and 27.4% in the second quarter of fiscal 2011 and 2010, respectively. The differences between our GAAP and non-GAAP tax rates in the second quarter of fiscal 2011 and fiscal 2010 were due to differences in jurisdictional tax rates and the related tax benefits attributable to our restructuring expenses in these periods.

*	Not meaningful

ORACLE CORPORATION

Q2 FISCAL 2011 YEAR TO DATE FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

($ in millions, except per share data)

	Six Months Ended November 30,				% Increase in US $	% Increase in Constant Currency (1)
	2010	% of Revenues	2009	% of Revenues
REVENUES
New software licenses	$3,284	21%	$2,681	25%	22%	24%
Software license updates and product support	7,096	44%	6,364	58%	12%	13%

Software Revenues	10,380	65%	9,045	83%	15%	16%

Hardware systems products	2,190	13%	—	0%	*	*
Hardware systems support	1,261	8%	—	0%	*	*

Hardware Systems Revenues	3,451	21%	—	0%	*	*

Services	2,253	14%	1,866	17%	21%	22%

Total Revenues	16,084	100%	10,911	100%	47%	49%

OPERATING EXPENSES
Sales and marketing	2,864	18%	2,093	19%	37%	38%
Software license updates and product support	615	4%	490	4%	26%	26%
Hardware systems products	1,082	7%	—	0%	*	*
Hardware systems support	656	4%	—	0%	*	*
Services	1,865	11%	1,614	15%	16%	17%
Research and development	2,222	14%	1,368	13%	62%	62%
General and administrative (2)	428	3%	383	4%	12%	11%
Amortization of intangible assets	1,217	7%	867	8%	40%	40%
Acquisition related and other	130	1%	16	0%	705%	580%
Restructuring	318	2%	162	1%	97%	116%

Total Operating Expenses	11,397	71%	6,993	64%	63%	64%

OPERATING INCOME	4,687	29%	3,918	36%	20%	20%
Interest expense	(410)	(2%)	(368)	(3%)	12%	12%
Non-operating income, net	165	1%	35	0%	383%	406%

INCOME BEFORE PROVISION FOR INCOME TAXES	4,442	28%	3,585	33%	24%	25%

Provision for income taxes	1,219	8%	1,003	9%	22%	13%

NET INCOME	$3,223	20%	$2,582	24%	25%	30%

EARNINGS PER SHARE:
Basic	$0.64		$0.52
Diluted	$0.63		$0.51
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	5,035		5,010
Diluted	5,100		5,063
(1)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2010, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods. Movements in international currencies relative to the United States dollar during the six months ended November 30, 2010 compared with the corresponding prior year period decreased our revenues by 2 percentage points and operating expenses by 1 percentage point.

(2)	General and administrative expenses for the six months ended November 30, 2010 included a benefit of $120 million related to the recovery of legal costs.

*	Not meaningful

ORACLE CORPORATION

Q2 FISCAL 2011 YEAR TO DATE FINANCIAL RESULTS

RECONCILIATION OF SELECTED GAAP MEASURES TO NON-GAAP MEASURES (1)

($ in millions, except per share data)

	Six Months Ended November 30,						% Increase (Decrease) in US $		% Increase (Decrease) in Constant Currency (2)
	2010		2010	2009		2009
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP	GAAP	Non-GAAP	GAAP	Non-GAAP

TOTAL REVENUES (3) (4)	$16,084	$153	$16,237	$10,911	$23	$10,934	47%	48%	49%	50%
TOTAL SOFTWARE REVENUES (3)	$10,380	$47	$10,427	$9,045	$23	$9,068	15%	15%	16%	16%
New software licenses	3,284	—	3,284	2,681	—	2,681	22%	22%	24%	24%
Software license updates and product support (3)	7,096	47	7,143	6,364	23	6,387	12%	12%	13%	13%

TOTAL HARDWARE SYSTEMS REVENUES (4)	$3,451	$106	$3,557	$—	$—	$—	*	*	*	*
Hardware systems products	2,190	—	2,190	—	—	—	*	*	*	*
Hardware systems support (4)	1,261	106	1,367	—	—	—	*	*	*	*

TOTAL OPERATING EXPENSES	$11,397	$(1,913)	$9,484	$6,993	$(1,233)	$5,760	63%	65%	64%	66%
Stock-based compensation (5)	248	(248)	—	188	(188)	—	32%	*	32%	*
Amortization of intangible assets (6)	1,217	(1,217)	—	867	(867)	—	40%	*	40%	*
Acquisition related and other	130	(130)	—	16	(16)	—	705%	*	580%	*
Restructuring	318	(318)	—	162	(162)	—	97%	*	116%	*

OPERATING INCOME	$4,687	$2,066	$6,753	$3,918	$1,256	$5,174	20%	31%	20%	32%

OPERATING MARGIN %	29%		42%	36%		47%	(677) bp	(572) bp	(671) bp	(566) bp

INCOME TAX EFFECTS (7)	$1,219	$528	$1,747	$1,003	$337	$1,340	22%	30%	13%	32%

NET INCOME	$3,223	$1,538	$4,761	$2,582	$919	$3,501	25%	36%	30%	38%

DILUTED EARNINGS PER SHARE	$0.63		$0.93	$0.51		$0.69	24%	35%	29%	37%

DILUTED WEIGHTED AVERAGE COMMON SHARES OUTSTANDING	5,100	—	5,100	5,063	—	5,063	1%	1%	1%	1%

(1)	This presentation includes non-GAAP measures. Our non-GAAP measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures, and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. For a detailed explanation of the adjustments made to comparable GAAP measures, the reasons why management uses these measures, the usefulness of these measures and the material limitations on the usefulness of these measures, please see Appendix A.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rate in effect on May 31, 2010, which was the last day of our prior fiscal year, rather than the actual exchange rates in effect during the respective periods.

(3)	As of November 30, 2010, approximately $25 million, $19 million and $7 million in estimated revenues related to assumed support software contracts will not be recognized for the remainder of fiscal 2011, fiscal 2012 and fiscal 2013, respectively, due to business combination accounting rules.

(4)	As of November 30, 2010, approximately $42 million, $35 million and $11 million in estimated revenues related to hardware systems support contracts will not be recognized for the remainder of fiscal 2011, fiscal 2012 and fiscal 2013, respectively, due to business combination accounting rules.

(5)	Stock-based compensation is included in the following GAAP operating expense categories:

	Six Months Ended			Six Months Ended
	November 30, 2010			November 30, 2009
	GAAP	Adj.	Non-GAAP	GAAP	Adj.	Non-GAAP
Sales and marketing	$42	$(42)	$—	$36	$(36)	$ —
Software license updates and product support	8	(8)	—	8	(8)	—
Hardware systems products	2	(2)	—	—	—	—
Hardware systems support	2	(2)	—	—	—	—
Services	8	(8)	—	6	(6)	—
Research and development	114	(114)	—	76	(76)	—
General and administrative	72	(72)	—	62	(62)	—

Subtotal	248	(248)	—	188	(188)	—

Acquisition related and other	6	(6)	—	—	—	—

Total stock-based compensation	$254	$(254)	$—	$188	$(188)	$ —

(6)	Estimated future annual amortization expense related to intangible assets as of November 30, 2010 is as follows:

Remainder of Fiscal 2011	$ 1,175
Fiscal 2012	2,157
Fiscal 2013	1,788
Fiscal 2014	1,449
Fiscal 2015	1,065
Fiscal 2016	575
Thereafter	190

Total intangible assets subject to amortization	8,399
In-process research and development	127

Total intangible assets, net	$ 8,526

(7)	Income tax effects were calculated reflecting an effective GAAP tax rate of 27.4% and 28.0% in the first half of fiscal 2011 and 2010, respectively, and an effective non-GAAP tax rate of 26.8% and 27.7% in the first half of fiscal 2011 and 2010, respectively. The differences between our GAAP and non-GAAP tax rates in the first half of fiscal 2011 and fiscal 2010 were due to differences in jurisdictional tax rates and the related tax benefits attributable to our restructuring expenses in these periods.

*	Not meaningful

ORACLE CORPORATION

Q2 FISCAL 2011 FINANCIAL RESULTS

CONDENSED CONSOLIDATED BALANCE SHEETS

($ in millions)

	November 30, 2010	May 31, 2010
ASSETS
Current Assets:
Cash and cash equivalents	$10,420	$9,914
Marketable securities	14,425	8,555
Trade receivables, net	4,406	5,585
Inventories	236	259
Deferred tax assets	1,219	1,159
Prepaid expenses and other current assets	2,017	1,532

Total Current Assets	32,723	27,004

Non-Current Assets:
Property, plant and equipment, net	2,870	2,763
Intangible assets, net	8,526	9,321
Goodwill	20,889	20,425
Deferred tax assets	1,220	1,267
Other assets	1,015	798

Total Non-Current Assets	34,520	34,574

TOTAL ASSETS	$67,243	$61,578

LIABILITIES AND EQUITY
Current Liabilities:
Notes payable, current and other current borrowings	$2,255	$3,145
Accounts payable	762	775
Accrued compensation and related benefits	1,642	1,895
Deferred revenues	5,742	5,900
Other current liabilities	2,935	2,976

Total Current Liabilities	13,336	14,691

Non-Current Liabilities:
Notes payable and other non-current borrowings	14,780	11,510
Income taxes payable	2,791	2,695
Deferred tax liabilities	350	424
Other non-current liabilities	1,136	1,059

Total Non-Current Liabilities	19,057	15,688

Equity	34,850	31,199

TOTAL LIABILITIES AND EQUITY	$67,243	$61,578

ORACLE CORPORATION

Q2 FISCAL 2011 FINANCIAL RESULTS

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

($ in millions)

	Six Months Ended November 30,
	2010	2009

Cash Flows From Operating Activities:
Net income	$3,223	$2,582
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	194	123
Amortization of intangible assets	1,217	867
Deferred income taxes	(76)	(216)
Stock-based compensation	254	188
Tax benefits on the exercise of stock options and vesting of restricted stock-based awards	142	71
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	(86)	(42)
Other, net	24	56
Changes in operating assets and liabilities, net of effects from acquisitions:
Decrease in trade receivables, net	1,343	1,437
Decrease in inventories	25	—
Decrease in prepaid expenses and other assets	280	235
Decrease in accounts payable and other liabilities	(620)	(523)
(Decrease) increase in income taxes payable	(613)	59
Decrease in deferred revenues	(546)	(448)

Net cash provided by operating activities	4,761	4,389

Cash Flows From Investing Activities:
Purchases of marketable securities and other investments	(16,802)	(6,185)
Proceeds from maturities and sales of marketable securities and other investments	11,153	4,088
Acquisitions, net of cash acquired	(806)	(392)
Capital expenditures	(239)	(100)

Net cash used for investing activities	(6,694)	(2,589)

Cash Flows From Financing Activities:
Payments for repurchases of common stock	(504)	(496)
Proceeds from issuances of common stock	734	371
Payment of dividends to stockholders	(504)	(501)
Proceeds from borrowings, net of issuance costs	3,204	4,461
Repayments of borrowings	(890)	—
Excess tax benefits on the exercise of stock options and vesting of restricted stock-based awards	86	42
Distributions to noncontrolling interests	(38)	(34)

Net cash provided by financing activities	2,088	3,843

Effect of exchange rate changes on cash and cash equivalents	351	281

Net increase in cash and cash equivalents	506	5,924

Cash and cash equivalents at beginning of period	9,914	8,995

Cash and cash equivalents at end of period	$10,420	$14,919

ORACLE CORPORATION

Q2 FISCAL 2011 FINANCIAL RESULTS

FREE CASH FLOW—TRAILING 4-QUARTERS (1)

($ in millions)

	Fiscal 2010				Fiscal 2011

	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4
GAAP Operating Cash Flow	$8,753	$8,654	$8,178	$8,681	$8,760	$9,053

Capital Expenditures (2)	(261)	(230)	(199)	(230)	(293)	(369)

Free Cash Flow	$8,492	$8,424	$7,979	$8,451	$8,467	$8,684

% Growth over prior year	14%	11%	0%	9%	0%	3%
GAAP Net Income	$5,640	$5,802	$5,663	$6,135	$6,363	$6,776

Free Cash Flow as a % of Net Income	151%	145%	141%	138%	133%	128%

(1)	To supplement our statements of cash flows presented on a GAAP basis, we use non-GAAP measures of cash flows on a trailing 4-quarter basis to analyze cash flow generated from operations. We believe free cash flow is also useful as one of the bases for comparing our performance with our competitors. The presentation of non-GAAP free cash flow is not meant to be considered in isolation or as an alternative to net income as an indicator of our performance, or as an alternative to cash flows from operating activities as a measure of liquidity.

(2)	Represents capital expenditures as reported in cash flows from investing activities on our cash flow statements presented in accordance with GAAP.

ORACLE CORPORATION

Q2 FISCAL 2011 FINANCIAL RESULTS

SUPPLEMENTAL ANALYSIS OF GAAP REVENUES AND HEADCOUNT (1)

($ in millions)

	Fiscal 2010										Fiscal 2011
	Q1		Q2		Q3		Q4		TOTAL		Q1	Q2	Q3	Q4	TOTAL
REVENUES
New software licenses	$1,028		$1,653		$1,718		$3,135		$7,533		$1,286	$1,999			$ 3,284
Software license updates and product support	3,117		3,247		3,297		3,431		13,092		3,450	3,645			7,096

Software Revenues	4,145		4,900		5,015		6,566		20,625		4,736	5,644			10,380

Hardware systems products	—		—		273		1,233		1,506		1,079	1,112			2,190
Hardware systems support	—		—		185		598		784		619	641			1,261

Hardware Systems Revenues	—		—		458		1,831		2,290		1,698	1,753			3,451
Consulting	663		692		651		713		2,720		666	738			1,404
On Demand	180		188		211		295		874		321	350			671
Education	66		78		69		100		311		81	97			178

Services Revenues	909		958		931		1,108		3,905		1,068	1,185			2,253

Total Revenues	$5,054		$5,858		$6,404		$9,505		$26,820		$7,502	$8,582			$ 16,084

AS REPORTED REVENUE GROWTH RATES
New software licenses	(17%	)	2%		13%		14%		6%		25%	21%			22%
Software license updates and product support	6%		14%		13%		12%		11%		11%	12%			12%
Software Revenues	(1%	)	9%		13%		13%		9%		14%	15%			15%
Hardware systems products	*		*		*		*		*		*	*			*
Hardware systems support	*		*		*		*		*		*	*			*
Hardware Systems Revenues	*		*		*		*		*		*	*			*
Consulting	(23%	)	(18%	)	(14%	)	(9%	)	(16%	)	0%	7%			4%
On Demand	(8%	)	(1%	)	10%		45%		12%		78%	86%			82%
Education	(34%	)	(22%	)	(4%	)	26%		(11%	)	24%	25%			25%
Services Revenues	(22%	)	(15%	)	(9%	)	4%		(11%	)	18%	24%			21%
Total Revenues	(5%	)	4%		17%		39%		15%		48%	47%			47%

CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	(14%	)	(5%	)	8%		15%		4%		25%	23%			24%
Software license updates and product support	11%		9%		8%		11%		10%		12%	13%			13%
Software Revenues	4%		4%		8%		13%		8%		15%	17%			16%
Hardware systems products	*		*		*		*		*		*	*			*
Hardware systems support	*		*		*		*		*		*	*			*
Hardware Systems Revenues	*		*		*		*		*		*	*			*
Consulting	(19%	)	(22%	)	(18%	)	(10%	)	(17%	)	1%	8%			5%
On Demand	(3%	)	(4%	)	6%		44%		11%		80%	86%			83%
Education	(30%	)	(26%	)	(8%	)	24%		(12%	)	24%	26%			25%
Services Revenues	(18%	)	(19%	)	(13%	)	3%		(12%	)	18%	25%			22%
Total Revenues	(1%	)	0%		12%		38%		14%		49%	48%			49%

GEOGRAPHIC REVENUES

REVENUES
Americas	$2,671		$2,979		$3,284		$4,886		$13,819		$3,904	$4,452			$ 8,356
Europe, Middle East & Africa	1,642		1,976		2,167		3,153		8,938		2,381	2,738			5,119
Asia Pacific	741		903		953		1,466		4,063		1,217	1,392			2,609

Total Revenues	$5,054		$5,858		$6,404		$9,505		$26,820		$7,502	$8,582			$ 16,084

HEADCOUNT

GEOGRAPHIC AREA
Americas	32,034		31,849		44,554		43,968				44,494	44,815			44,815
Europe, Middle East & Africa	16,839		16,491		23,566		23,040				22,886	22,690			22,690
Asia Pacific	35,766		35,026		38,372		37,561				37,856	38,225			38,225

Total Company	84,639		83,366		106,492		104,569				105,236	105,730			105,730

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010 and 2009 for the fiscal 2011 and fiscal 2010 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

*	Not meaningful

ORACLE CORPORATION

Q2 FISCAL 2011 FINANCIAL RESULTS

SUPPLEMENTAL TOTAL SOFTWARE PRODUCT REVENUE ANALYSIS (1)

($ in millions)

	Fiscal 2010					Fiscal 2011
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

SOFTWARE REVENUES
DATABASE & MIDDLEWARE REVENUES
New software licenses	$711	$1,175	$1,241	$2,280	$5,406	$937	$1,420			$ 2,356
Software license updates and product support	2,065	2,131	2,191	2,309	8,696	2,316	2,443			4,760

Database and Middleware Revenues	$2,776	$3,306	$3,432	$4,589	$14,102	$3,253	$3,863			$ 7,116

AS REPORTED GROWTH RATES
New software licenses	(22%)	1%	11%	18%	6%	32%	21%			25%
Software license updates and product support	9%	16%	14%	15%	14%	12%	15%			13%
Database and Middleware Revenues	(1%)	10%	13%	16%	10%	17%	17%			17%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	(19%)	(5%)	5%	18%	4%	32%	23%			27%
Software license updates and product support	14%	12%	9%	13%	12%	13%	16%			15%
Database and Middleware Revenues	4%	5%	8%	16%	9%	18%	18%			18%

APPLICATIONS REVENUES
New software licenses	$317	$478	$477	$855	$2,127	$349	$579			$ 928
Software license updates and product support	1,052	1,116	1,106	1,122	4,396	1,134	1,202			2,336

Applications Revenues	$1,369	$1,594	$1,583	$1,977	$6,523	$1,483	$1,781			$ 3,264

AS REPORTED GROWTH RATES
New software licenses	(4%)	2%	21%	6%	6%	10%	21%			17%
Software license updates and product support	1%	10%	10%	8%	7%	8%	8%			8%
Applications Revenues	0%	7%	13%	7%	7%	8%	12%			10%
CONSTANT CURRENCY GROWTH RATES (2)
New software licenses	0%	(3%)	15%	7%	5%	10%	22%			17%
Software license updates and product support	6%	6%	5%	6%	6%	9%	9%			9%
Applications Revenues	4%	3%	8%	6%	5%	9%	13%			11%

(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010 and 2009 for the fiscal 2011 and fiscal 2010 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

ORACLE CORPORATION

Q2 FISCAL 2011 FINANCIAL RESULTS

SUPPLEMENTAL GEOGRAPHIC NEW SOFTWARE LICENSE AND HARDWARE SYSTEMS PRODUCTS REVENUES ANALYSIS (1)

($ in millions)

	Fiscal 2010					Fiscal 2011
	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

AMERICAS

Database & Middleware	$310	$492	$540	$1,123	$2,465	$446	$671			$1,116
Applications	185	286	283	485	1,239	212	359			571

New Software License Revenues	$495	$778	$823	$1,608	$3,704	$658	$1,030			$1,687

Hardware Systems Products Revenues	$—	$—	$131	$617	$747	$543	$602			$1,144

AS REPORTED GROWTH RATES
Database & Middleware	(12%)	4%	20%	34%	17%	44%	36%			39%
Applications	2%	2%	26%	16%	12%	14%	26%			21%
New Software License Revenues	(7%)	4%	22%	28%	15%	33%	32%			33%
Hardware Systems Products Revenues	*	*	*	*	*	*	*			*
CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	(11%)	2%	16%	32%	15%	43%	36%			39%
Applications	6%	1%	23%	15%	11%	14%	26%			21%
New Software License Revenues	(5%)	1%	18%	26%	14%	32%	32%			32%
Hardware Systems Products Revenues	*	*	*	*	*	*	*			*
EUROPE / MIDDLE EAST / AFRICA

Database & Middleware	$224	$429	$456	$751	$1,859	$279	$426			$705
Applications	90	119	134	261	604	73	148			220

New Software License Revenues	$314	$548	$590	$1,012	$2,463	$352	$574			$925

Hardware Systems Products Revenues	$—	$—	$95	$390	$485	$338	$329			$667

AS REPORTED GROWTH RATES
Database & Middleware	(31%)	(1%)	2%	(1%)	(5%)	25%	(1%)			8%
Applications	(5%)	(6%)	7%	(7%)	(4%)	(19%)	23%			5%
New Software License Revenues	(25%)	(2%)	3%	(3%)	(5%)	12%	5%			7%
Hardware Systems Products Revenues	*	*	*	*	*	*	*			*
CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	(26%)	(10%)	(3%)	6%	(5%)	32%	7%			16%
Applications	3%	(14%)	1%	(2%)	(3%)	(16%)	31%			10%
New Software License Revenues	(20%)	(11%)	(2%)	4%	(4%)	18%	12%			14%
Hardware Systems Products Revenues	*	*	*	*	*	*	*			*
ASIA PACIFIC

Database & Middleware	$177	$254	$245	$406	$1,082	$212	$323			$535
Applications	42	73	60	109	284	64	72			137

New Software License Revenues	$219	$327	$305	$515	$1,366	$276	$395			$672

Hardware Systems Products Revenues	$—	$—	$47	$226	$274	$198	$181			$379

AS REPORTED GROWTH RATES
Database & Middleware	(22%)	0%	9%	19%	3%	19%	27%			24%
Applications	(24%)	17%	29%	2%	5%	54%	(1%)			19%
New Software License Revenues	(22%)	3%	12%	15%	4%	26%	21%			23%
Hardware Systems Products Revenues	*	*	*	*	*	*	*			*
CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	(22%)	(10%)	1%	14%	(3%)	13%	22%			18%
Applications	(23%)	2%	16%	(3%)	(2%)	47%	(5%)			15%
New Software License Revenues	(22%)	(8%)	4%	10%	(3%)	19%	16%			17%
Hardware Systems Products Revenues	*	*	*	*	*	*	*			*
TOTAL COMPANY

Database & Middleware	$711	$1,175	$1,241	$2,280	$5,406	$937	$1,420			$2,356
Applications	317	478	477	855	2,127	349	579			928

New Software License Revenues	$1,028	$1,653	$1,718	$3,135	$7,533	$1,286	$1,999			$3,284

Hardware Systems Products Revenues	$—	$—	$273	$1,233	$1,506	$1,079	$1,112			$2,190

AS REPORTED GROWTH RATES
Database & Middleware	(22%)	1%	11%	18%	6%	32%	21%			25%
Applications	(4%)	2%	21%	6%	6%	10%	21%			17%
New Software License Revenues	(17%)	2%	13%	14%	6%	25%	21%			22%
Hardware Systems Products Revenues	*	*	*	*	*	*	*			*
CONSTANT CURRENCY GROWTH RATES (2)
Database & Middleware	(19%)	(5%)	5%	18%	4%	32%	23%			27%
Applications	0%	(3%)	15%	7%	5%	10%	22%			17%
New Software License Revenues	(14%)	(5%)	8%	15%	4%	25%	23%			24%
Hardware Systems Products Revenues	*	*	*	*	*	*	*			*
(1)	The sum of the quarterly financial information may vary from year-to-date financial information due to rounding.

(2)	We compare the percent change in the results from one period to another period using constant currency disclosure. We present constant currency information to provide a framework for assessing how our underlying businesses performed excluding the effect of foreign currency rate fluctuations. To present this information, current and comparative prior period results for entities reporting in currencies other than United States dollars are converted into United States dollars at the exchange rates in effect on May 31, 2010 and 2009 for the fiscal 2011 and fiscal 2010 constant currency growth rate calculations presented, respectively, rather than the actual exchange rates in effect during the respective periods.

*	Not meaningful

APPENDIX A

ORACLE CORPORATION

Q2 FISCAL 2011 FINANCIAL RESULTS

EXPLANATION OF NON-GAAP MEASURES

To supplement our financial results presented on a GAAP basis, we use the non-GAAP measures indicated in the tables, which exclude certain business combination accounting entries and expenses related to acquisitions, as well as other significant expenses including stock-based compensation, that we believe are helpful in understanding our past financial performance and our future results. Our non-GAAP financial measures are not meant to be considered in isolation or as a substitute for comparable GAAP measures and should be read only in conjunction with our consolidated financial statements prepared in accordance with GAAP. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the primary factors management uses in planning for and forecasting future periods. Compensation of our executives is based in part on the performance of our business based on these non-GAAP measures. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects:

•

Software license updates and product support and hardware systems support deferred revenues: Business combination accounting rules require us to account for the fair values of software license updates and product support contracts and hardware systems support contracts assumed in connection with our acquisitions. Because these support contracts are typically one year in duration, our GAAP revenues for the one year period subsequent to our acquisition of a business do not reflect the full amount of support revenues on these assumed support contracts that would have otherwise been recorded by the acquired entity. The non-GAAP adjustment to our software license updates and product support revenues and hardware systems support revenues is intended to include, and thus reflect, the full amount of such revenues. We believe the adjustment to these support revenues is useful to investors as a measure of the ongoing performance of our business. We have historically experienced high renewal rates on our software license updates and product support contracts and our objective is to increase the renewal rates on acquired and new hardware systems support contracts; however, we cannot be certain that our customers will renew our software license updates and product support contracts or our hardware systems support contracts.

•

Stock-based compensation expenses: We have excluded the effect of stock-based compensation expenses from our non-GAAP operating expenses and net income measures. Although stock-based compensation is a key incentive offered to our employees, and we believe such compensation contributed to the revenues earned during the periods presented and also believe it will contribute to the generation of future period revenues, we continue to evaluate our business performance excluding stock-based compensation expenses. Stock-based compensation expenses will recur in future periods.

•

Amortization of intangible assets: We have excluded the effect of amortization of intangible assets from our non-GAAP operating expenses and net income measures. Amortization of intangible assets is inconsistent in amount and frequency and is significantly affected by the timing and size of our acquisitions. Investors should note that the use of intangible assets contributed to our revenues earned during the periods presented and will contribute to our future period revenues as well. Amortization of intangible assets will recur in future periods.

•

Acquisition related and other expenses; and restructuring expenses: We have excluded the effect of acquisition related and other expenses and the effect of restructuring expenses from our non-GAAP operating expenses and net income measures. We incurred significant expenses in connection with our acquisitions and also incurred certain other operating expenses or income, which we generally would not have otherwise incurred in the periods presented as a part of our continuing operations. Acquisition related and other expenses consist of personnel related costs for transitional employees, other acquired employee related costs, stock-based compensation expenses (in addition to the stock-based compensation expenses described above), integration related professional services, certain business combination adjustments after the measurement period has ended and certain other operating expenses, net. Substantially all of the stock-based compensation expenses included in acquisition related and other expenses resulted from unvested options assumed in acquisitions whose vesting was fully accelerated upon termination of the employees pursuant to the original terms of those options. Restructuring expenses consist of employee severance and other exit costs. We believe it is useful for investors to understand the effects of these items on our total operating expenses. Although acquisition related expenses and restructuring expenses generally diminish over time with respect to past acquisitions, we generally will incur these expenses in connection with any future acquisitions.